WHISTLER FUND, L.L.C.

                              FINANCIAL STATEMENTS

                        FOR THE YEAR ENDED MARCH 31, 2001

                              WHISTLER FUND, L.L.C.

                              FINANCIAL STATEMENTS


                        FOR THE YEAR ENDED MARCH 31, 2001


                                    CONTENTS

Report of Independent Auditors................................................ 1
Statement of Assets, Liabilities and Members' Capital - Net Assets............ 2
Statement of Operations....................................................... 3
Statement of Changes in Members' Capital - Net Assets......................... 4
Statement of Cash Flows....................................................... 5
Notes to Financial Statements................................................. 6

(LOGO)
ERNST & YOUNG
[GRAPHIC OMITTED]

 [  ] ERNST & YOUNG LLP                [  ] Phone: (212) 773-3000
      787 Seventh Avenue                    www.ey.com
      New York, New York 10019

                         Report of Independent Auditors

 To the Board of Managers and
    Members of Whistler Fund, L.L.C.

 We have audited the accompanying statement of assets, liabilities and members' capital -- net assets of Whistler Fund, L.L.C. (the "Company") as of March 31, 2001, and the related statements of operations and cash flows for the year then ended and the statement of changes in members' capital -- net assets for the year ended March 31, 2001 and the period from October 1, 1999 (commencement of operations) to March 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments in investment funds as of March 31, 2001 by correspondence with management of the underlying investment funds. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Whistler Fund, L.L.C. at March 31, 2001, and the results of its operations and cash flows for the year ended March 31, 2001 and the changes in its members' capital -- net assets for the year ended March 31, 2001 and the period from October 1, 1999 to March 31, 2000, in conformity with accounting principles generally accepted in the United States.

 /s/  ERNST & YOUNG LLP

 May 17, 2001

       Ernst & Young LLP is a member of Ernst & Young International, Ltd.
                                                                               1

WHISTLER FUND, L.L.C.

STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' CAPITAL - NET ASSETS (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                                 MARCH 31, 2001
ASSETS
Cash and cash equivalents                                                           $  2,341
Investments in investment funds, at fair value (identified cost - $57,150)            67,558
Receivable for investments paid in advance                                             8,500
Interest receivable                                                                       14
                                                                                    --------
   TOTAL ASSETS                                                                       78,413
                                                                                    --------
LIABILITIES

Subscriptions received in advance                                                      7,422
Management fees payable                                                                   58
Accrued expenses                                                                         212
                                                                                    --------
   TOTAL LIABILITIES                                                                   7,692
                                                                                    --------
      NET ASSETS                                                                    $ 70,721
                                                                                    ========
MEMBERS' CAPITAL - NET ASSETS

Represented by:
Capital contributions (net of syndication costs of $100)                            $ 72,513
Capital withdrawals                                                                  (11,040)
Accumulated net investment loss                                                       (1,286)
Accumulated net realized gains                                                           126
Accumulated net unrealized appreciation                                               10,408
                                                                                    --------
   MEMBERS' CAPITAL - NET ASSETS                                                    $ 70,721
                                                                                    ========

The accompanying notes are an integral part of these financial statements.

WHISTLER FUND, L.L.C.

STATEMENT OF OPERATIONS (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                                YEAR ENDED
                                                                              MARCH 31, 2001

INVESTMENT INCOME
   Interest                                                                       $   204
   Miscellaneous                                                                       20
                                                                                  -------
                                                                                      224
                                                                                  -------
EXPENSES
   OPERATING EXPENSES:
      Management fees                                                                 580
      Professional fees                                                               206
      Accounting and investor servicing fees                                          107
      Board of Managers' fees and expenses                                             31
      Insurance expense                                                                 9
      Custodian fees                                                                    8
      Miscellaneous                                                                    14
                                                                                  -------
         TOTAL OPERATING EXPENSES                                                     955
                                                                                  -------
         NET INVESTMENT LOSS                                                         (731)
                                                                                  -------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS                             6,506
   NET REALIZED GAIN ON INVESTMENTS                                                   118
                                                                                  -------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                     6,624
                                                                                  -------
         INCREASE IN MEMBERS' CAPITAL DERIVED FROM INVESTMENT ACTIVITIES          $ 5,893
                                                                                  =======

The accompanying notes are an integral part of these financial statements.

WHISTLER FUND, L.L.C.

STATEMENT OF CHANGES IN MEMBERS' CAPITAL - NET ASSETS (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                               FOR THE PERIOD FROM
                                                                                 OCTOBER 1, 1999
                                                       YEAR ENDED         (COMMENCEMENT OF OPERATIONS)
                                                     MARCH 31, 2001             TO MARCH 31, 2000

FROM INVESTMENT ACTIVITIES
   Net investment loss                                 $    (731)                  $    (555)
   Net change in unrealized appreciation on
      investments                                          6,506                       3,902
   Net realized gain on investments                          118                           8
                                                       ---------                   ---------

      INCREASE IN MEMBERS' CAPITAL DERIVED
         FROM INVESTMENT ACTIVITIES                        5,893                       3,355

MEMBERS' CAPITAL TRANSACTIONS

   Capital contributions                                  32,606                      40,007
   Capital withdrawals                                   (10,863)                       (177)
   Syndication costs                                           0                        (100)
                                                       ---------                   ---------
      INCREASE IN MEMBERS' CAPITAL
         DERIVED FROM CAPITAL TRANSACTIONS                21,743                      39,730

      MEMBERS' CAPITAL AT BEGINNING OF PERIOD             43,085                           0
                                                       ---------                   ---------
      MEMBERS' CAPITAL AT END OF PERIOD                $  70,721                   $  43,085
                                                       =========                   =========

The accompanying notes are an integral part of these financial statements.

WHISTLER FUND, L.L.C.
--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS (IN THOUSANDS)

                                                                                        YEAR ENDED
                                                                                      MARCH 31, 2001

CASH FLOWS FROM OPERATING ACTIVITIES
   Increase in members' capital derived from investment activities                       $   5,893
   Adjustments to reconcile net increase in members' capital derived from investment activities to net cash used in operating activities:
      Increase in investments in investment funds, at fair value                           (27,198)
      Decrease in other assets                                                                   6
      Receivable for investments paid in advance                                            (8,500)
      Increase in accrued expenses                                                              25
      Increase in management fee payable                                                        21
                                                                                         ---------
         NET CASH USED IN OPERATING ACTIVITIES                                             (29,753)

CASH FLOWS FROM FINANCING ACTIVITIES
   Capital contributions                                                                    36,682
   Capital withdrawals                                                                     (10,863)
                                                                                         ---------
         NET CASH PROVIDED BY FINANCING ACTIVITIES                                          25,819

         NET CHANGE IN CASH                                                                 (3,934)
            Cash at beginning of year                                                        6,275
                                                                                         ---------
            Cash at end of year                                                          $   2,341
                                                                                         =========

The accompanying notes are an integral part of these financial statements.

WHISTLER FUND, L.L.C.

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2001
--------------------------------------------------------------------------------

     1.  ORGANIZATION

         Whistler Fund, L.L.C. (the "Company") was organized as a Delaware limited liability company on July 1, 1999. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company. The Company seeks to achieve capital appreciation while attempting to limit risk through the use of multi-strategy, multi-manager, diversified investment philosophy. It pursues the objective through investment strategies which have a low correlation with the equity and fixed income markets, or which, when balanced with other strategies, lower the correlation of the Company's total performance to the equity and fixed income markets.

         CIBC Oppenheimer Advisers, L.L.C. (the "Adviser"), a Delaware limited liability company, serves as the investment advisor of the Company.
         CIBC World Markets Corp. ("CIBC WM"), the managing member of the Adviser, will rely on its Hedge Fund Due Diligence Committee to oversee the Adviser's investment decision making on behalf of the Company.

         Generally, initial and additional subscriptions for interests by eligible investors may be accepted as of the first day of each month. The Company reserves the right to reject any subscriptions for interests in the Company. The Adviser, from time to time and in its complete and exclusive discretion, may determine to cause the Company to repurchase interests or portions thereof from members other than the Adviser in its capacity as the Special Advisory Member pursuant to written tenders by members on such terms and conditions as it may determine.

     2.  SIGNIFICANT ACCOUNTING POLICIES

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Adviser to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Adviser believes that the estimates utilized in preparing the Company's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

         Investments in investment funds ("investee companies") are subject to the terms of the respective limited partnership agreements, limited liability company agreements and offering memorandums. The Company values these investments at fair value based on financial data supplied by the investee companies. Substantially all of the underlying investments of the investee companies are comprised of readily marketable securities.

         Interest income is recorded on the accrual basis.

         Cash equivalents consist of monies invested in money market funds and are accounted for at cost plus accrued interest as reported by the money market funds.

WHISTLER FUND, L.L.C.

--------------------------------------------------------------------------------

     2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         a. PORTFOLIO VALUATION

         The net asset value of the Company is determined as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Managers.

         The Company's investments in investment funds are carried at fair value as determined by the Company's pro-rata interest in the net assets of each investment fund. All valuations utilize financial information supplied by each investment fund and are net of management and performance incentive fees or allocations payable to the investment funds' managers as required by the investment funds' agreements. The underlying investments of each investment fund are accounted for at fair value as described in each investment fund's financial statements. Distributions received, whether in the form of cash or securities, are applied as a reduction of the investment's cost when identified by the investment funds as a return of capital.

         b. FUND EXPENSES

         The Company will bear all expenses incurred in the business of the Company, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Company's account; legal fees; accounting and auditing fees; costs of insurance; registration expenses; certain offering and organization costs; and expenses of meetings of the Board of Managers.

         c. INCOME TAXES

         No provision for the payment of Federal, state or local income taxes has been provided on the profits of the Company. Each member is individually required to report on its own tax return its distributive share of the Company's taxable income or loss.

         d. CASH EQUIVALENTS

         The Company treats all highly-liquid financial instruments that mature within three months as cash equivalents. At March 31, 2001, $2,341,245 in cash equivalents was held at PNC Bank.

     3.  MANAGEMENT FEE, PROFIT ALLOCATION, RELATED PARTY TRANSACTIONS AND OTHER

         CIBC WM provides certain management and administrative services to the Company, including, among other things, providing office space and other support services. In consideration for such services, the Company will pay CIBC WM a monthly management fee at a monthly rate of .08333% (1% on an annualized basis) of the Company's net assets. CIBC WM will pay a portion of the fee to its affiliates. CIBC WM acts as a non-exclusive placement agent for the Company and will bear costs associated with its activities as placement agent.

WHISTLER FUND, L.L.C.

--------------------------------------------------------------------------------

     3. MANAGEMENT FEE, PROFIT ALLOCATION, RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

         Net profits or net losses of the Company for each fiscal period will be allocated among and credited to or debited against the capital accounts of all members (but not the Special Advisory Account, as defined) as of the last day of each fiscal period in accordance with members' respective investment percentages for the fiscal period. Generally at the end of each year, an incentive allocation of 10% of the profits, if any, that have been credited to the capital account of a member during the period (an "Incentive Allocation") will be debited from the member's capital account (including the Adviser's capital account) and credited to the Special Advisory Account. For the year ended March 31, 2001, the incentive allocation earned was $479,726.

         Each member of the Board of Managers ("Manager") who is not an "interested person" of the Company, as defined by the Act, receives an annual retainer of $5,000 plus a fee for each meeting attended. Currently, Howard Singer, as the Principal Manager, is an "interested person" of the Company. All Managers are reimbursed by the Company for all reasonable out-of-pocket expenses incurred by them in performing their duties.

         PFPC Trust Company (an affiliate of PNC Bank, N.A.) serves as custodian of the Company's assets and provides custodial services for the Company. PFPC Inc. (also an affiliate of PNC Bank, N.A.) serves as administrator and accounting agent to the Company and in that capacity provides certain accounting, record keeping, tax and investor related services. The Company pays a monthly fee to the administrator based primarily upon average net assets, subject to a minimum monthly fee, and will reimburse certain of the administrator's expenses.

     4.  SECURITIES TRANSACTIONS

         Aggregate purchases and proceeds from sales of investment funds for the year ended March 31, 2001, amounted to $25,800,000 and $5,238,448, respectively. At March 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes. At March 31, 2001, accumulated net unrealized appreciation on investments was $10,407,741 consisting of $11,103,864 gross unrealized appreciation and $696,123 gross unrealized depreciation.

     5.  INVESTMENTS IN INVESTMENT FUNDS

         The following table lists the Company's investments in investment funds as of March 31, 2001, none of which were related parties. The agreements related to investments in investment funds provide for compensation in the form of management fees of 0% to 2.5% (per annum) of net assets and performance incentive fees or allocations of 10% to 25% of net profits earned.

WHISTLER FUND, L.L.C.

--------------------------------------------------------------------------------

     5.  INVESTMENTS IN INVESTMENT FUNDS (CONTINUED)

                                                                                                  % OF
                                                                                                PARTNERS'
         INVESTMENT FUND:                                       COST            FAIR VALUE       CAPITAL
         ----------------                                       ----            ----------      ---------
         Adelphi Europe Partners, L.P.                       $1,750,000         $2,314,185       3.27%
         Aries Domestic Fund, L.P.                            1,200,000          1,216,052       1.72%
         Aristeia Partners, L.P.                              1,500,000          1,592,400       2.25%
         Avery Partners, L.P.                                 1,250,000          1,511,711       2.14%
         Basswood Financial Partners, L.P.                    1,700,000          1,979,006       2.80%
         Bay Harbour, 90-1, Ltd.                              1,500,000          1,433,210       2.03%
         Bedford Falls Investors, L.P.                        1,400,000          1,894,750       2.68%
         Conseiller Fund                                      1,000,000          1,149,592       1.63%
         Diamond Partners, L.L.C.                             1,000,000            953,940       1.35%
         Discovery Technology Fund, L.P.                      1,000,000            868,640       1.23%
         Dominion Capital Management                          1,250,000          1,221,381       1.73%
         EOS Partners, L.P.                                   1,375,000          1,473,705       2.08%
         Everest Capital Fund,  L.P.                          1,450,000          1,314,992       1.86%
         Helix Convertible Opportunities Fund, L.P.           1,000,000          1,121,583       1.58%
         Highbridge Capital Corp.                             3,200,000          4,128,740       5.84%
         Icarus Partners, L.P.                                2,350,000          3,272,259       4.63%
         IIU Convertible Fund, Plc.                             925,000          1,256,110       1.78%
         Ivory Capital II, L.P.                               2,250,000          2,534,752       3.58%
         Kodiak Capital, L.P.                                 2,450,000          2,764,174       3.91%
         Longacre Capital Partners, L.P.                      1,250,000          1,260,779       1.78%
         Maverick Fund USA, Ltd.                              4,750,000          5,698,900       8.06%
         Millgate Partners, L.P.                              1,950,000          2,176,095       3.08%
         MSC Partners, L.P.                                   1,900,000          2,196,370       3.10%
         Pan Capital, L.L.C.                                  1,500,000          1,499,682       2.12%
         Pequod Investments, L.P.                             1,500,000          1,212,031       1.71%
         Polar Bear Fund                                      1,600,000          2,639,088       3.73%
         Prism Partners, L.P.                                 2,750,000          3,001,652       4.24%
         Rocker Partners, L.P.                                2,500,000          2,857,430       4.04%
         Stonehill Institutional Partners, L.P.               2,250,000          2,432,368       3.44%
         Wellington Partners, L.P.                            2,500,000          4,037,723       5.71%
         Willis Coroon Catastrophe Investment Fund, L.P.      1,900,000          1,979,125       2.80%
         WPG Farber Present Fund, L.P.                        1,250,000          2,565,316       3.63%
                                                            -----------        -----------      ------
         Total                                              $57,150,000        $67,557,741      95.53%
                                                            ===========

         Other Assets, less Liabilities                                          3,162,867       4.47%
                                                                               -----------     -------

         Members' Capital - Net Assets                                         $70,720,608     100.00%
                                                                               ===========     =======

     6.  FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

         In the normal course of business, the investment funds in which the Company invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and equity swaps. The Company's risk of loss in these investment funds is limited to the value of these investments reported by the Company. The investment funds provide for

WHISTLER FUND, L.L.C.

--------------------------------------------------------------------------------

     6.  FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONTINUED)

         periodic redemptions ranging from monthly to annually.


     7.  FINANCIAL HIGHLIGHTS

         The following represents the ratios to average net assets and other supplemental information for the period indicated:

                                                                       YEAR ENDED        PERIOD FROM OCT. 1, 1999
                                                                    MARCH 31, 2001     (COMMENCEMENT OF OPERATIONS)
                                                                                             TO MARCH 31, 2000
         Ratio of net investment loss to average net assets            (1.28%)                   (3.47%)*
         Ratio of expenses to average net assets                        1.67%                     3.67%*
         Total gross return**                                          10.56%                    11.53%
         Total net return                                               9.50%                    10.38%

         *    Annualized.

         ** Total gross return assumes a purchase of an interest in the Company on the first day and a sale of the interest on the last day of the period noted, before incentive allocation to the Special Advisory Member, if any. Total returns for a period of less than a full year are not annualized.

     8.  SUBSEQUENT EVENTS

         Effective April 1, 2001 the Company received initial and additional contributions from members of approximately $8,195,150, of which $7,421,650 was received prior to March 31, 2001.